SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 20, 2003



                                 AMX CORPORATION
               (Exact name of Registrant as specified in charter)



           TEXAS                         0-26924                 75-1815822
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)


                               300 RESEARCH DRIVE
                             RICHARDSON, TEXAS 75082
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (469) 624-8000


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
ITEM 5.    OTHER EVENTS.

           Effective February 20, 2003, Registrant has appointed Scott D. Norder as its Vice President of Business Development. A copy of the press release is attached as Exhibit 99.1 to this report.



ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Exhibits.

                99.1 Press Release, dated February 20, 2003, announcing appointment of Scott D. Norder as Vice President of Business Development.

















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
                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   AMX CORPORATION

Dated: February 20, 2003           By:  /s/ Robert J. Carroll
                                   --------------------------------------------
                                   Name: Robert J. Carroll
                                   Title: President and Chief Executive Officer
















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
                                INDEX TO EXHIBITS


           Exhibit Number                        Description
           --------------                        -----------

                99.1 Press Release, dated February 20, 2003, announcing appointment of Scott D. Norder as Vice President of Business Development.




















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